UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2024

MORNINGSTAR, INC.
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)
	22 West Washington Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)
(312) 696-6000 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report) __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

As previously reported by Morningstar Inc. (the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2024, Jason Dubinsky, the chief financial officer of the Company, will be stepping down from his role effective December 31, 2024, after which he will serve in a consulting capacity through June 30, 2025.

On December 3, 2024, Mr. Dubinsky entered into an agreement with the Company (the “Separation Agreement”) pursuant to which, in consideration for a customary waiver and release of claims against the Company and its affiliates and compliance with certain post-employment covenants, he will be entitled to receive his target cash bonus multiplied by the corporate funding rate for the current fiscal year, a one-time payment in an amount equal to his base salary for 2024, and payment of a portion of the premiums required to continue his healthcare coverage for up to twelve months following the separation date. In addition, Mr. Dubinsky’s equity awards will continue to vest as if he were employed on each applicable vesting date. Mr. Dubinsky also entered into a consulting arrangement with the Company (the “Contract Services Agreement”) pursuant to which he will receive $52,500 on a bi-weekly basis for the duration of the six-month consulting period.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Separation Agreement and the Contract Services Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K, respectively and incorporated by reference herein.

Item 8.01    Other Events.

On December 6, 2024, Morningstar, Inc. issued a press release announcing that its Board of Directors has approved a quarterly cash dividend of 45.5 cents per share payable January 31, 2025 to shareholders of record as of January 3, 2025. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.
Include the following information:
    (d)    Exhibits:

Exhibit No.	Description
10.1	Separation Agreement dated December 3, 2024
10.2	Contract Services Agreement dated December 3, 2024
99.1	Press Release dated December 6, 2024
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).
_____________________________________________________________________________________

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.
Date: December 6, 2024	By:/s/ Kunal Kapoor
Name: Kunal Kapoor
Title: Chief Executive Officer
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